SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 15, 2001



                         ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)



     NEVADA                     0-15245             93-0946274
(State or other jurisdiction  (Commission         (IRS Employer
 of incorporation)             File Number)        Identification No.)



         28001 Dorothy Drive,    Agoura Hills, California            91301
           (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999



 ----------------------------------------------------------------------------

          (Former name or former address, if changes since last report)





ITEM 5.   OTHER EVENTS

          On March 15, 2001, the Board of Directors of Electronic Clearing House, Inc. authorized the company to repurchase up to 1,000,000 shares of the corporation's outstanding common stock for cash in open market transactions at market and as business conditions warrant, effective immediately through September 15, 2001.





ITEM 7.   EXHIBITS


Exhibit
Number              Description of Document

 99.1               Press release issued and dated March 15, 2001.







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                             (Registrant)




                              By   \s\Alice L. Cheung
                                Alice L. Cheung, Treasurer &
                                Chief Financial Officer



Dated:  March 15, 2001




                                                                   EXHIBIT 99.1




     FOR IMMEDIATE RELEASE
     March 15, 2001




          ECHO AUTHORIZES 1 MILLION COMMON SHARE REPURCHASE PROGRAM

     Agoura Hills, Calif.-- Electronic Clearing House, Inc. (NASDAQ:ECHO) today announced that its Board of Directors has authorized the company to repurchase up to 1,000,000 shares of the corporation's outstanding common stock for cash in open market transactions at market and as business conditions warrant. As of December 31, 2000, the company had 21.8 million shares outstanding.

     Joel M. Barry, ECHO's chairman and CEO, noted that the Board approved this course of action after a review of the company's financial position and investment alternatives. "We believe that the current valuation of our stock inadequately reflects the financial performance of our company and the performance expectation of our 2001 fiscal year and beyond," stated Barry.

     The stock repurchase is effective immediately through September 15, 2001. ECHO will buy back its stock "from time to time", depending on share price and general market conditions. ECHO's stock price has been flat since November, 2000. In May, 2000, the stock rose to a 52-week high of $5.50. The 52-week low was $0.50.

     About ECHO: Electronic Clearing House, Inc. provides debit and credit card processing, check guarantee, check verification, check conversion, check re-presentment, check collection, and inventory tracking to over 58,000 retail merchants and U-Haul dealers across the nation.

     To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Actual operations and results may differ materially from those expressed in the forward-looking statements made by the Company.

#               #               #
   Media Contact:
   Donna Rehman, Corporate Secretary
   URL:http://www.echo-inc.com
   818-706-8999, ext. 3033
    E-MAIL: corp@echo-inc.com
   Electronic Clearing House, Inc.
   Agoura Hills, Calif.